Q2 2019 Earnings Webcast Presentation August 1, 2019 1

Forward Looking Statements All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; expansion of business activities; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; changes in tax laws, regulations and guidance, and uncertainties regarding their application, and challenges by tax authorities to the company’s tax positions; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2018 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), and free cash flow. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 2

Q2 2019 Highlights Organic Sales Growth versus Prior Year Annual Quarter Second Quarter • Reported sales up 2.2% – Record sales in Q2 with strength in Canada, Utility, and 9.0% April +1% Datacom May +1% • Organic sales up 1.9% June +5% 6.2% – Up 10.9% on a two year stack basis U.S. +2% Canada +6% – Up 7.2% sequentially 4.5% International (8)% – YOY and sequential growth in all end markets • Operating margin up 30 basis points versus prior year 1.9% on strong operating profit pull through 1.0% • Estimated pricing impact +2% 2017 2018 2Q17 2Q18 2Q19 • Diluted EPS up 19% over prior year • Initiated $150 million share repurchase transaction • Preliminary July sales up mid single digits Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and differences in the number of workdays. See appendix for non-GAAP reconciliations. 3

Q2 2019 Results Versus Q2 Millions, except per share amounts Q2 2018 Q2 2019 prior year Outlook Sales $2,104 $2,150 2.2% 3% – 6% Gross Profit $400 $409 2.3% % of Sales 19.0% 19.0% flat SG&A $293 $296 1% % of Sales 13.9% 13.8% (10) bps Operating Profit $91 $98 7% % of Sales 4.3% 4.6% 30 bps 4.5% – 4.8% Effective Tax Rate 21.5% 21.6% 10 bps ~23% Diluted EPS $1.22 $1.45 19% Note: See appendix for non-GAAP reconciliations. 4

Diluted EPS and Sales Growth Walk Diluted EPS Walk Sales Growth Walk Q2 2018 Diluted EPS $1.22 Q2 2018 Sales $2,104 M Core operations $0.13 U.S. 130 bps Canada 110 bps SLS acquisition $0.01 International (50) bps Foreign exchange rates $(0.02) Organic Growth 1.9% Tax $0.00 Foreign exchange rates (100) bps Lower share count $0.11 SLS acquisition 130 bps Q2 2019 Diluted EPS $1.45 Q2 2019 Sales $2,150 M Reported Growth 19% Reported Growth 2.2% 5

Industrial End Market Organic Sales Growth versus Prior Year Annual Quarter • Q2 2019 organic sales − Up 1% versus prior year − U.S. up 2%; Canada up 6% in local currency − Up 2% sequentially • Industrial growth continues but at a slower pace 8.0% • Year-over-year and sequential strength in metals and 6.0% 5.8% mining, petrochemical, and food & beverage markets 4.3% • Production and capacity utilization remain strong while 1.0% labor constraints persist • Global Account and Integrated Supply opportunity 2017 2018 2Q17 2Q18 2Q19 pipeline is strong; bidding activity levels remain high Global Integrated General OEM Awarded a new three year contract with a medical device manufacturer to provide an Accounts Supply Industrial integrated supply program for MRO and OEM materials with estimated total revenues 36% of WESCO Sales of more than $30 million. Note: See appendix for non-GAAP reconciliations. 6

Construction End Market

Organic Sales Growth versus Prior Year


Annual
Quarter
1.7%
5.1%
(4.4)%
7.9%
2.6%
2017
2018
2Q17
2Q18
2Q19

- Q2 2019 organic sales
  - Up 3% versus prior year
  - Down 1% in the U.S.; up 9% in Canada in local currency
  - Up 9% sequentially
- Backlog at historically strong level but ~7% lower than prior year record level
- Contractors are bullish on project activity but challenged by tariff-related budget pressures
- Construction market remains exceptionally tight for skilled trade labor

Non-Residential | Contractors

33% of WESCO Sales

Awarded a multi-million dollar contract to provide electrical equipment and lighting for the construction of a new facility for a healthcare manufacturer.

Note: See appendix for non-GAAP reconciliations.

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Utility End Market Organic Sales Growth versus Prior Year Annual Quarter • Q2 2019 organic sales − Up 3% versus prior year; on top of toughest quarterly comparison 18.8% − Up 6% in the U.S. and down 28% in Canada in local currency due to non-renewal of Canadian contract in Q418 − Up 11% sequentially 10.2% • Continue to drive product and service scope expansion with investor owned utility, public power, and generation customers 2.3% 3.3% • Interest in Integrated Supply solution offering remains high (4.4)% • Positioned well to benefit from industry consolidation, 2017 2018 2Q17 2Q18 2Q19 favorable economic conditions, improvement in construction market, and growth in renewable energy Investor Owned | Public Power | Utility Contractors Renewed our contract with a U.S. investor-owned utility to provide electrical and MRO materials for its generation, transmission, and distribution operations for three years 16% of WESCO Sales with estimated total revenues of over $400 million. Note: See appendix for non-GAAP reconciliations. 8

CIG End Market Organic Sales Growth versus Prior Year Annual Quarter • Q2 2019 organic sales − Up 1% versus prior year − Up 1% in the U.S. and 10% in Canada in local currency − Up 14% sequentially 9.4% 9.4% • Supply chain solutions driving results in datacenter and cloud technology projects 7.4% • LED lighting renovation and retrofits, FTTX 4.8% deployments and broadband build outs continue 1.4% 2017 2018 2Q17 2Q18 2Q19 Commercial | Institutional | Government Awarded a multi-million dollar order for data communications material in support of a 15% of WESCO Sales new datacenter for a large U.S. public university. Note: See appendix for non-GAAP reconciliations. 9

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Debt, Net of Cash to TTM EBITDA) ~ $1.1B of free cash flow target leverage over last 5 years 4.0x 2.0x – 3.5x $70.4 3.5x 70% of net income 3.0x 3.2x 2.5x $(30.2) 2.0x (29)% of net income 1.5x 2018 YTD 2019 YTD Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Lower free cash flow versus prior year driven by increase in 2017 2018 2019 accounts receivables due to strong sales in June Note: See appendix for non-GAAP reconciliations. 10

2019 Outlook Q3 Full Year Full Year (current) (prior) Sales 3% to 5% 1% to 4% 3% to 6% Operating Margin 4.3% to 4.7% 4.2% to 4.5% 4.3% to 4.7% Effective Tax Rate ~22% 21% to 23% 22% to 24% Diluted EPS $5.00 to $5.60 $5.10 to $5.70 Free Cash Flow ~ 90% of net income ~ 90% of net income Notes Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.76 in Q3. FY 2019 has one fewer workday than FY 2018. See appendix for non-GAAP reconciliations. 11

APPENDIX

Trailing Twelve Month Sales Mix 15% 8% 10% 36% 41% 16% End 11% Products Markets 14% 33% 16% Industrial General Supplies Construction Communications & Security Utility Wire, Cable & Conduit CIG Lighting & Sustainability Electrical Distribution & Controls Automation, Controls & Motors 13

Organic Sales Growth

($ Millions)

YEAR OVER YEAR END MARKET	Three Months Ended, June 30, 2018	 June 30, 2019	Core Growth	Less: Fx Impact	Less: Workday Impact	Organic Growth
Industrial core sales	764	764	0.0%	(1.0)%	0.0%	1.0%
Construction core sales	686	694	1.1%	(1.5)%	0.0%	2.6%
Utility core sales	338	348	3.0%	(0.3)%	0.0%	3.3%
CIG core sales	324	325	0.3%	(1.1)%	0.0%	1.4%
Total core sales	**$ 2,112**	**$ 2,131**	**0.9%**	**(1.0)%**	**0.0%**	**1.9%**
GEOGRAPHY						
U.S. core sales	1,569	1,597	1.8%	0.0%	0.0%	1.8%
Canada core sales	408	415	1.8%	(4.1)%	0.0%	5.9%
International core sales	135	119	(11.7)%	(4.0)%	0.0%	(7.7)%
Total core sales	**$ 2,112**	**$ 2,131**	**0.9%**	**(1.0)%**	**0.0%**	**1.9%**
Plus: SLS sales	-	28				
Total gross sales	$ 2,112	$ 2,159				
Less: sales reductions / discounts	(8)	(9)				
Total net sales	**$ 2,104**	**$ 2,150**				

SEQUENTIAL END MARKET	Three Months Ended, March 31, 2019	 June 30, 2019	Core Growth	Less: Fx Impact	Less: Workday Impact	Organic Growth
Industrial core sales	740	764	3.3%	(0.2)%	1.6%	1.9%
Construction core sales	633	694	9.7%	(0.4)%	1.6%	8.5%
Utility core sales	309	348	12.6%	(0.1)%	1.6%	11.1%
CIG core sales	281	325	15.7%	(0.3)%	1.6%	14.4%
Total core sales	**$ 1,963**	**$ 2,131**	**8.6%**	**(0.2)%**	**1.6%**	**7.2%**
Plus: SLS sales	6	28				
Total gross sales	$ 1,969	$ 2,159				
Less: sales reductions / discounts	(8)	(9)				
Total net sales	**$ 1,961**	**$ 2,150**				

Note: Prior period end market amounts may contain reclassifications to conform to current period presentation.

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Capital Structure and Leverage ($ Millions) EBITDA Twelve Months Ended, December 31,2018 June 30, 2019 Income from operations 353 357 Depreciation and amortization 63 62 EBITDA 416 419 DEBT Outstanding as of, Maturity December 31, 2018 June 30, 2019 AR Revolver (variable) 275 495 2020 Inventory Revolver (variable) 52 61 2020 2019 Term Loans (variable) 25 - 2019 2021 Senior Notes (fixed) 500 500 2021 2024 Senior Notes (fixed) 350 350 2024 Foreign Lines of Credit (variable) 31 29 NA Total Debt1 1,233 1,435 Less: cash and cash equivalents 96 87 Total debt, net of cash 1,137 1,348 Leverage 3.0x 3.4x Leverage, net of cash 2.7x 3.2x LIQUIDITY Liquidity2 824 587 (1) Long-term debt is presented in the consolidated balance sheet as of June 30, 2019 net of debt discount issuance costs. (2) Total availability under asset-backed credit facilities plus cash in investment accounts. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 15

Gross Margin and Free Cash Flow ($ Millions) GROSS MARGIN Three Months Ended, June 30, 2018 June 30, 2019 Net sales 2,104 2,150 Cost of goods sold1 1,704 1,741 Gross profit2 400 409 Gross margin 2 19.0% 19.0% FREE CASH FLOW Six Months Ended, June 30, 2018 June 30, 2019 Net cash provided (used) by operating activities 87 (9) Less: capital expenditures (16) (21) Free cash flow3 70 (30) Net income 101 105 % of net income 70.0% (28.6)% 1 Excluding depreciation and amortization. 2 Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. 3 Free cash flow is provided by the company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. Note: For gross margin in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 16

Work Days Q1 Q2 Q3 Q4 FY 2017 64 64 63 62 253 2018 64 64 63 62 253 2019 63 64 63 62 252 17